Exhibit 10.9

OEM SUPPLY AGREEMENT AMENDMENT #4

This OEM Supply Agreement Amendment #4 (the “Amendment”) is made and entered into as of the 1st day of July, 2010 by and between FUJIFILM Dimatix, Inc., formerly known as Spectra Printing, a division of Dimatix, Inc. (“FUJIFILM”) and Kornit Digital Ltd. (“Kornit”) and Kornit Digital Technologies Ltd., a division of Kornit Digital Ltd. (collectively, “Company”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement, as hereinafter defined.

WITNESSETH

WHEREAS, FUJIFILM and Kornit are parties to an OEM Supply Agreement dated January 6, 2006, OEM Supply Agreement Amendment #1 dated September 20, 2006, OEM Supply Agreement Amendment #2 dated September 1, 2007 and OEM Supply Agreement Amendment #3 dated March 17, 2008 (the “Agreement”), under which FUJIFILM provides to Kornit, and Kornit procures from FUJIFILM, certain FUJIFILM products for incorporation with Company products; and

WHEREAS, FUJIFILM and Company desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

Amendments:

1.          Section 2.4 is hereby deleted in its entirety and replaced with the following new Section 2.4:

2.4 Kornit will provide FUJIFILM with a written report, no later than thirty (30) days following the end of each calendar quarter during the Term, describing (i) the amount, type and price of all Ink sold, leased or otherwise disposed of, for use with Kornit Product during such period, together with a detailed calculation sufficient to establish a state of Royalties due for such quarter, and (ii) Royalties, if any, due pursuant to Schedule 2 for Kornit Products sold during such period. Kornit will pay any Royalties due on a bi-annual basis (June 30 and December 31 of each year). FUJIFILM shall have the right to audit the books and records of Kornit [***] during the Term to verify the Royalties paid and applicable [***] reports. The audit shall be conducted by an accounting firm designated by FUJIFILM. If any such audit discloses an underpayment of Royalties, Kornit will pay the shortfall immediately upon receipt of written notice. If such shortfall exceeds [***] percent ([***]%) of the Royalties due, Kornit shall also reimburse FUJIFILM for the costs of the audit.

2.          Schedule 2 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 2.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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3.          Each reference to Kornit Digital Ltd. contained in the Agreement, shall from and after the above written date above be changed to include Kornit Digital Technologies Ltd.

Additional Amendments:

1.          Section 7.9 of the Agreement is hereby changed by replacing the address for notices to be sent to FUJIFILM to read as follows:

“In the case of FUJIFILM:

Chief Executive Officer
FUJIFILM Dimatix, Inc.
2230 Martin Avenue
Santa Clara, CA 95050
Facsimile: (408) 565-9151

with a copy to:
FUJIFILM Holdings America Corporation
200 Summit Lake Drive
Valhalla, NY 10595-1356
Attn: Legal Department
Facsimile: (914) 789-8514
E-mail: Legal Department@fujifilm.com

2.          This Amendment will be effective as of the date above written.

3.          The Agreement is amended only as expressly provided herein and otherwise remains unchanged in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date above written.

FUJIFILM DIMATIX, INC.		KORNIT DIGITAL LTD

By:	/s/ Martin Schoeppler	By:	/s/ Ofer Ben-Zur
Name:	Martin Schoeppler	Name:	Ofer Ben-Zur
Title:	CEO and President	Title:	CEO

KORNIT DIGITAL TECHNOLOGIES LTD.

		By:	/s/ Ofer Ben-Zur
		Name:	Ofer Ben-Zur
		Title:	CEO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 2

PRICES FOR FUJIFILM PRODUCTS

The following prices include standard packaging.

A.           PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ORDER QTY	UNIT PRICE

05536	Nova JA 256/80 AAA		$	[***]	*

09493	Galaxy JA 256/80 AAA	[***]	$	[***]

*Note - This pricing is based on Kornit taking delivery of a minimum of [***] Nova JA 256/80 AAA units for the period July 1, 2010 through June 30, 2011. If the volume is not achieved, FUJIFILM reserves the right to increase pricing to $[***] for future units.

B.           PRICE INCREASES

Beginning twelve (12) months after the Effective Date, FUJIFILM may, by written notice delivered ninety (90) days in advance to Kornit, increase prices for FUJIFILM Products listed on this Schedule 2. Price increases will not apply to orders that are non-cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase. Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

C.           ROYALTIES

1)	Kornit shall pay to FUJIFILM a Royalty equal to five percent (5%) of the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Ink for use in Kornit Products, except FUJIFILM Ink.

2)	If Kornit does not supply Ink to a Third Party Customer for use in Kornit Products then Kornit shall, in lieu of paying the five percent (5%) Royalty referenced in subsection 1) above, pay to FUJIFILM a Royalty equal to two percent (2%) of the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Kornit Products, in addition to the price paid for such Kornit Product pursuant to this Schedule 2.

3)	The first $500,000 of ink sales (on an annual basis, with annual being January 1 to December 31) is not subject to the royalty provisions under Section 1 above.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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